Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SUMMERHAVEN SHPEI INDEX FUND (BUY) *

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (SDCI) *

Supplement dated September 16, 2020 to the Statement of Additional Information (“SAI”) dated October 30, 2019, and Supplement dated December 18, 2019 (“December Supplement”)

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the SAI of USCF SummerHaven SPHEI Index Fund (“BUY” ), as supplemented by the December Supplement, and the SAI of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”), each a series of USCF ETF Trust, and should be read in conjunction with the SAI of BUY, the December Supplement, and the SAI of SDCI.

Kevin Sheehan Joins USCF Advisers LLC and Becomes Portfolio Manager of SDCI

Effective September 4, 2020, Kevin Sheehan, a portfolio manager of BUY, resigned from his position as Managing Director and Portfolio Manager of SummerHaven Investment Management, LLC, the Sub-Adviser to BUY (“Sub-Adviser”). Mr. Sheehan became a Portfolio Manager/Trader of USCF Advisers LLC (the “Adviser”), effective September 8, 2020. As of the same date, Mr. Sheehan became a portfolio manager of SDCI. Mr. Sheehan will remain a portfolio manager of BUY, a position he has held since BUY began operations in November 2017.

Accordingly, the first sentence under the heading “Portfolio Managers” on page 13 of the SAI of BUY, as modified by the December Supplement, is hereby deleted and replaced with the following sentence:

The persons primarily responsible for the day-to-day management of the Funds are Andrew F Ngim, a Management Director and Portfolio Manager of USCF; Kevin Sheehan, a Portfolio Manager/Trader of USCF; and Jake DeSantis, Portfolio Manager of SummerHaven.

The first paragraph under the heading “Portfolio Managers,” beginning on page 20 of the SAI of SDCI, is hereby deleted and replaced with the following paragraph:

Andrew F Ngim, a Managing Director and Portfolio Manager for the Adviser, Ray W. Allen, a Portfolio Manager for the Adviser, and Kevin Sheehan, a Portfolio Manager/Trader of the Adviser, are primarily responsible for the day-to-day management of the Fund.

The following paragraph and table are added immediately following the second paragraph under the heading “Portfolio Managers,” beginning on page 20 of the SAI of SDCI:

The following table provides information about the other accounts for which Mr. Sheehan is primarily responsible. The reporting information is provided as of September 14, 2020:

Kevin Sheehan
Registered Investment Companies
Number of Accounts	1
Total Assets (in millions)	$839,536.45
Number of Accounts Subject to a Performance Fee	0
Total Assets Subject to a Performance Fee (in millions)	$0
Other Pooled Investment Vehicles
Number of Accounts	0
Total Assets (in millions)	$0
Number of Accounts Subject to a Performance Fee	0
Total Assets Subject to a Performance Fee (in millions)	$0
Other Accounts	0
Number of Accounts	0
Total Assets (in millions)	$0
Number of Accounts Subject to Performance	0
Total Assets Subject to a Performance Fee (in millions)	$0

Independent Trustee Compensation

On September 1, 2020, the Board of Trustees (the “Board”) of USCF ETF Trust, including all of the Independent Trustees serving thereon, in consideration of the recommendation of the Board’s audit committee, voted unanimously to adopt a new schedule governing the annual compensation of the Board’s Independent Trustees. Pursuant to the new compensation schedule, (i) effective September 1, 2020, the Independent Trustees each shall receive a fee of $2,500 in connection with attendance at each of the regularly scheduled meetings of the Board, whether held in-person or telephonically, and a fee of $500 in connection with attendance at each of the special meetings of the Board, whether held in-person or telephonically; and (ii) effective July 1, 2020, the Independent Trustees each shall receive an annual retainer fee of $5,000, with such annual retainer fee to be paid to the Independent Trustees for service on the Board beginning on July 1, 2020.

Accordingly, the first three sentences of the first paragraph under the header “Board Compensation” on page 10 of the SAI of BUY and the first three sentences of the first paragraph under the header “Board Compensation” on page 18 of the SAI of SDCI are hereby deleted and replaced with the following sentences:

Each Independent Trustee receives an annual retainer of $5,000. For each regularly scheduled Board Meeting, each Independent Trustee receives $2,500. For each special Board Meeting, each Independent Trustee receives $500.

USCF ETF Trust • c/o ALPS Distributors, Inc.

1290 Broadway • Suite 1000 Denver • Colorado 80203

1-800-920-0259 • www.uscfinvestments.com

Please retain this supplement for future reference.